Exhibit 10.11


                                     FORM OF
                          REGISTRATION RIGHTS AGREEMENT
                          Dated as of December 1, 1997
                                  by and among
                          BODDIE-NOELL PROPERTIES, INC.
                                       AND
                              THE HOLDERS LISTED ON
                                SCHEDULE A HEREOF



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                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of ________________, by and among Boddie-Noell Properties, Inc. (the "Company") and the persons listed on Schedule A attached hereto, including their successors, assigns and transferees (each referred to herein as a "Holder" and collectively as the "Holders").

         WHEREAS, each of the Holders will become the owner of Units (as defined below) in the Boddie-Noell Properties Limited Partnership (the "Operating Partnership") in connection with the sale of their interests in certain properties pursuant to the Master Agreement of Merger and Acquisition by and among the Company, the Operating Partnership and the individuals and limited liability companies listed therein dated September 22, 1997 (the "Merger Agreement") and the Exchange Option Agreements by and among the Operating Partnership, the Company and the owners of the Chrysson Affiliates listed therein dated September 22, 1997 (the "Exchange Agreements");

         WHEREAS, in order to induce the Holders to enter into the Merger Agreement and the Exchange Agreements, the Company has agreed to provide the Holders with the registration rights set forth in Section 2 hereof.

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

         1.       Definitions.

         As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Affiliate" shall have the meaning set forth at Rule 144 of the Securities Act or any successor regulation.

         "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

         "Company" shall have the meaning set forth in the preamble and also shall include the Company's successors.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Exchange Agreements" shall have the meaning set forth in the preamble.

         "Holder" shall have the meaning set forth in the preamble, including any successors, assigns or transferees of the Units.

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         "Merger Agreement" shall have the meaning set forth in the preamble.

         "Operating Partnership" shall have the meaning set forth in the preamble and also shall include the Operating Partnership's successors.

         "Partnership Agreement" shall mean the Agreement of Limited Partnership of the Operating Partnership, as amended.

         "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization or other legal entity or a government or agency or political subdivision thereof.

         "Private Placement" shall mean the issuance and sale of Units to the Holders pursuant to the transactions described in the Merger Agreement and the Exchange Agreements, but not including Shares issuable upon redemption of Units.

         "Prospectus" shall mean the prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and all amendments and supplements thereto, including any supplement relating to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and in each case including all materials incorporated by reference therein.

         "Redemption Right" shall mean the right of a Holder under the Partnership Agreement to cause its Units to be redeemed for cash or Shares as more specifically described therein.

         "Registrable Securities" shall mean the Shares, excluding (i) Shares held by Holders who are not Affiliates which were issued in a public offering pursuant to the Shelf Registration Statement and (ii) Shares that have been disposed of under the Shelf Registration Statement or any other effective registration statement, (iii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, and (iv) Shares eligible for sale pursuant to Rule 144(k) of the Securities Act.

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing, assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 3(k) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or


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"cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing a selling Holder and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Holder, all of which shall be borne by such Holder in all cases.

         "Registration Statement" or the "Shelf Registration Statement" shall mean a registration statement of the Company (and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act) that covers the issuance of Shares and, if applicable, the sale of Registrable Securities by any Holder pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments (including post-effective amendments) to such registration statement, all exhibits thereto and all materials incorporated by reference therein.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Shares" shall mean Common Stock issued or issuable to the Holders upon redemption of the Units.

         "Suspension Event" shall have the meaning set forth in Section 4(a) hereof.

         "Units" shall mean the limited partnership interests of the Operating Partnership issued to the Holders in the Private Placement.

         2.       Shelf Registration Under the Securities Act.

                  (a) Filing of Shelf Registration Statement. If the Company satisfies the Redemption Right of a Holder under the Partnership Agreement through the issuance of Shares, the Company shall use its best efforts to cause such Shares to be freely tradeable by any Holder upon their receipt. Due to current regulations under the Securities Act and SEC staff positions, the Company shall have satisfied its obligations under the preceding sentence if it (i) files the Shelf Registration Statement covering the issuance of the Shares within 54 weeks of the issuance of the Units and (ii) uses its best efforts to cause the Shelf Registration Statement to be declared effective promptly. If permitted by the SEC, such Shelf Registration Statement shall also register the resale of Shares by Holders who are Affiliates of the Company at the time of filing. The Company agrees to use its best efforts to keep the Shelf Registration Statement continually effective until the date on which the Shares covered by such Shelf Registration Statement are no longer Registrable Securities.

                  (b) Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a). Each Holder shall pay all underwriting discounts and commissions, the fees and disbursements of counsel


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         representing such Holder and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement or Rule 144 under the Securities Act.

                  (c) Inclusion in Shelf Registration Statement. The Holders agree to provide as promptly as practicable the information reasonably requested by the Company in connection with the Registration Statement. Any Holder who does not provide the information reasonably requested by the Company in connection with the Shelf Registration Statement, shall not be entitled to have its Registrable Securities included in the Shelf Registration Statement.

                  (d) Unavailability of Rule 415 or Changes in Securities Laws. Notwithstanding anything herein to the contrary, if the Company is ineligible or unable under the rules and regulations of the Securities Act and the positions of the staff of the SEC to register the issuance of the Shares or the resale of the Registrable Securities as contemplated by Section 2(a) pursuant to a continuous Shelf Registration Statement or if the Company is unable to comply with
         Section 2(a) hereof due solely to changes in the Securities Act, the regulations thereunder or SEC staff positions, the Company will have satisfied its obligations under this Section 2 if it uses its reasonable efforts to register for public resale each Holder's Registrable Securities at such time as such Holder provides written notice to the Company of such Holder's desire to sell such Registrable Securities.

                  (e) Resale of Shares. If, at the time of disposition of Shares by an Affiliate, a Resale Registration Statement covering the resale of such Shares is effective, (x) such disposition shall be effected pursuant to such Shelf Registration Statement and accompanied by the Prospectus or pursuant to Rule 144 under the Securities Act, and (y) the transferee of such Shares shall not be entitled to the registration rights set forth in Section 3 hereof.

         3.       Registration Procedures.

         In connection with the obligations of the Company with respect to the Shelf Registration Statement contemplated by Section 2 hereof, the Company shall:

                  (a) prepare and file with the SEC, within the time period set forth in Section 2 hereof, the Shelf Registration Statement, which Shelf Registration Statement (i) shall be available for the issuance of the Shares and sale of the Registrable Securities in accordance with the intended method or methods of distribution by the selling Holders thereof, if any, and (ii) shall comply as to form and substance in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

                  (b) (i) prepare and file with the SEC such amendments to such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; (ii) cause the Prospectus to be amended or

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         supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Shelf Registration Statement or any amendment thereto; and (iv) if applicable, comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Holders thereof;

                  (c) furnish to each Holder of Registrable Securities or its designee, without charge, as many copies of each Prospectus and any amendment or supplement thereto and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each such Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or amendment or supplement thereto;

                  (d) use its best efforts to register or qualify the Registrable Securities by the time the Shelf Registration Statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as any Holder of Registrable Securities covered by the Shelf Registration Statement shall request in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective, and do any and all other acts that may reasonably be necessary to enable such Holder to dispose of such Registrable Securities owned by such Holder in each such jurisdiction; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it otherwise would not be required to qualify or register but for this Section 3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction wherein it is not otherwise required to do so;

                  (e) notify each Holder of Registrable Securities promptly and, if requested by such Holder, confirm in writing (i) when the Registration Statement and any post-effective amendment thereto have become effective, (ii) when any amendment or supplement to the Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and
         (v) of the happening of any event during the period the Registration Statement is effective as a result of which (A) such Registration Statement contains any untrue statement of a material fact or omits to state any

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         material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus, as then amended or supplemented, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;


                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement, or any part thereof, as promptly as possible;

                  (g) furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto and any Prospectus or amendment or supplement thereto, (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (h) at any time when a Prospectus relating to a Registration Statement covering Registrable Securities is required to be delivered under the Securities Act, the Company shall immediately notify the Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement;

                  (i) make available for inspection by the Holders of Registrable Securities and any counsel, accountants or other representatives retained by such Holders all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by such Holders' counsel, accountants or representatives in connection with the Shelf Registration Statement; provided, however, that such records, documents or information which the Company determines in good faith to be confidential and notifies such Holders' counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by such Holders' counsel, accountants or representatives unless (i) such disclosure is necessary to avoid or correct a material misstatement or omission in a Registration Statement and such disclosure is not made during a Suspension Event, (ii) such disclosure is ordered pursuant to a subpoena or other order from a court


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         of competent jurisdiction, or (iii) such records, documents or information become generally available to the public other than through a breach of this Agreement;

                  (j) upon five business days' notice, the Company shall file any supplement or post-effective amendment of the Registration Statement with respect to such Holder's interests in or plan of distribution of Registrable Securities that is reasonably necessary to permit the sale of the Holder's Registrable Securities pursuant to the Resale Shelf Registration Statement;

                  (k) use its best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed or, if no such securities are then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange; or if such listing is not practicable, to secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act; or, failing that, to secure NASDAQ authorization for such securities; and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such securities with the NASD; and to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement;

                  (l) make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months, which statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         The Company may require each Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

         In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Section 2 hereof and this Section 3, each Holder covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Shelf Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated by Section 3(g) and notice from the Company that the Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(e); (ii) upon receipt of any notice from the Company contemplated by Section 4(a) or Section 3(e) (in respect of the occurrence of an event contemplated by clause (v) of Section 3(e)), such Holder shall not offer or sell any Registrable Securities pursuant to the Shelf Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 3(h) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus as amended or supplemented at the time of receipt of such notice; (iii) such Holder and any of its officers, directors or affiliates, if any, will comply with the provisions of Regulation M under the Exchange Act as applicable to them in connection with


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sales of Registrable Securities pursuant to the Shelf Registration Statement;
and (iv) such Holder and any of its officers, directors or affiliates, if any, will enter into such written agreements as the Company shall reasonably request to ensure compliance with clause (iii) above.

         4.       Suspension of Registration Rights; Black-out Period.

                  (a) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use its best efforts to cause the Registration Statement and any filings with any state securities commission to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period that unforseen circumstances (including without limitation (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that sale of Registrable Securities under the Registration Statement would have a material adverse effect on the primary offering or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") would make it impractical or unadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed 60 days. The Company shall notify the Holders of the existence and, in the case of circumstances referred to in clause (i) of this Section 4(a), nature of any Suspension Event. The Company may deliver only two such notices within any 12-month period.

                  (b) Following the effectiveness of the Registration Statement and the filings with any state securities commission, the Holders agree that they will not effect any sales of the Registrable Securities pursuant to the Registration Statement or any such filings at any time after they have received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. The Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings after the earlier of 60 days or receipt of further notice to such effect from the Company, which notice shall be given by the Company not later than five days after the conclusion of any such Suspension Event. The Company may deliver only two such notices within any 12-month period.

         5.       Indemnification; Contribution.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and its officers and directors and each

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         Person, if any, who controls any Holder within the meaning of Section
         15 of the Securities Act or Section 20 of the Exchange Act as follows:

                           (i) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred, to which such Holder, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (including all documents incorporated therein by reference) or any amendment thereto, or the omission or alleged omission therein of a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (including all documents incorporated therein by reference) or any amendment or supplement thereto, or the omission or alleged omission therein of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (ii) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission, if such settlement is effected with the written consent of the Company; and

                           (iii) subject to the limitations set forth in Section
                  5(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under Subparagraph (i) or (ii) above;

         provided, however, that the indemnity provided pursuant to this Section 5(a) shall not apply to any Holder with respect to any loss, liability, claim, damage or expense that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Shelf Registration Statement or any amendment thereto or the

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         Prospectus or any amendment or supplement thereto.

                  (b) Indemnification by Holders. Each Holder agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any other selling Holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 5(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use therein.

                  (c) Conduct of Indemnification Proceedings. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability that it may have under the indemnity agreement provided in Section 5(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 5(a) or (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, to the extent it wishes, jointly with any other indemnifying party so notified, assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnifying party and the indemnified party reasonably determine, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to the indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume the defense of such action or proceeding and the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which counsel shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this Section 5(c), the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in

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         accordance with this Section 5(c), such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding, except as set forth in the proviso in the second sentence of this
         Section 5(c).

                  (d) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 5 is for any reason held to be unenforceable, although applicable in accordance with its terms, the Company and the selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Holders, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Holders on the other (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

                  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this
         Section 5(d), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price (less selling commissions) at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder otherwise would have been required to pay by reason of such untrue statement or omission.

                  Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who

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

         signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

         6.       Rule 144 Sales.

                  (a) Compliance. The Company covenants that, so long as it is subject to the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Exchange Act so as to enable any Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

                  (b) Cooperation with Holders. In connection with any sale, transfer or other disposition by the Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Securities.

         7.       Miscellaneous.

                  (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities hereunder (the Holders of Units being treated as the Holders of Registrable Securities issuable upon redemption of such Units); provided, however, that no amendment, modification, supplement or waiver of, or consent to the departure from, the provisions of Sections 2, 5 or 6 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this Section 7(a) shall be provided by the Company to each Holder of Registrable Securities at least 30 days prior to the effective date of such amendment, modification, supplement, waiver or consent.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier or any courier guaranteeing overnight delivery, (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(b), which address initially is as specified in the Partnership Agreement, or (ii) if to the Company, at 3710 One First Union Center, Charlotte, North Carolina 28202, Attention: Philip S. Payne.

                  All such notices and communications shall be deemed to have been duly

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

         given: at the time delivered by hand if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt is acknowledged if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.


                  (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that such assignees have entered into the lock-up agreement contemplated by the respective Exchange Agreements (the "Lock-up Agreement"). If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise and enter into the Lock-up Agreement, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities and entering into such Lock-up Agreement, such Person shall be entitled to receive the benefits hereof and shall conclusively be deemed to have agreed to be bound by all of the terms and provisions hereof.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina without giving effect to the conflicts of law provisions thereof.

                  (g) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  (h) Entire Agreement. This Agreement and the lock-up provisions of the Exchange Agreements are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement and the lock-up provisions of the Exchange Agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.

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


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       BODDIE-NOELL PROPERTIES, INC.


Attest: ______________________         By: _______________________________






                                       HOLDER


                                       ____________________________________
                                       Paul G. Chrysson

                                       ____________________________________
                                       James G. Chrysson

                                       ____________________________________
                                       W. Michael Gilley

                                       ____________________________________
                                       James D. Yopp

                                       ____________________________________
                                       Matthew G. Gallins


                                       M.G. Gallins Family, LLC

                                       By:
                                           ____________________________________
                                           M.G. Gallins, Managing Member

                               NAME OF EACH HOLDER


INDIVIDUAL HOLDERS

Paul G. Chrysson
James G. Chrysson
W. Michael Gilley
James D. Yopp
Matthew G. Gallins


HOLDERS THAT ARE LIMITED LIABILITY COMPANIES

M.G. Gallins Family, LLC


                                       15